Exhibit 10.22.10

EXECUTION

AMENDMENT NO. 10

TO MASTER REPURCHASE AGREEMENT

Amendment No. 10 to Master Repurchase Agreement, dated as of November 16, 2018 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and loanDepot.com, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to that certain (a) Master Repurchase Agreement, dated as of June 1, 2015 (as amended by Amendment No. 1, dated as of September 4, 2015, Amendment No. 2, dated as of October 30, 2015, Amendment No. 3, dated as of April 26, 2016, Amendment No. 4, dated as of July 26, 2016, Amendment No. 5, dated as of March 21, 2017, Amendment No. 6, dated as of April 25, 2017, Amendment No. 7, dated as of December 15, 2017, Amendment No. 8, dated as of April 24, 2018 and Amendment No. 9, dated as of May 23, 2018, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of June 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.

Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of “Maximum Committed Purchase Price” in its entirety.

SECTION 2. Initiation; Termination. Section 3(c) of the Existing Repurchase Agreement is hereby amended by deleting subsection (iii) in its entirety and replacing it with the following:

(iii) Following receipt of such request, Buyer shall agree to enter into such requested Transaction so long as the conditions set forth herein are satisfied and after giving effect to the requested Transaction the aggregate outstanding Purchase Price does not exceed the Maximum Aggregate Purchase Price, in which case Buyer shall remit the Purchase Price pursuant to the Seller’s Wiring Instructions.

SECTION 3. Exhibit G. Exhibit G to the Existing Repurchase Agreement is hereby amended by deleting such exhibit in its entirety and replacing it with Annex A hereto.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

(a) Buyer shall have received this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE

EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:
Name:
Title:

By:
Name:
Title:

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 10 to Master Repurchase Agreement

Annex A

to the Amendment

EXHIBIT G

FORM OF TEMPORARY INCREASE REQUEST

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

1285 Avenue of the Americas

New York, NY 10019

Attention: Gary Timmerman

Telephone: (212) 649-8156

Facsimile: (212) 713-9640

Email: Gary.Timmerman@ubs.com

Re: The Master Repurchase Agreement, dated as of June 1, 2015 (the “Repurchase Agreement”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Buyer”) and loanDepot.com, LLC (“Seller”)

Ladies and Gentlemen:

In accordance with Section 3(f) of the Repurchase Agreement, Buyer hereby consents to a Temporary Increase of the Maximum Aggregate Purchase Price as further set forth below:

Amount of Temporary Increase: $__________________.

Temporary Maximum Aggregate Purchase Price: $__________________.

Effective date: [                ]

Expiration date: [                ]

On and after the effective date indicated above and until the expiration date indicated above, the Maximum Aggregate Purchase Price shall equal the Temporary Maximum Aggregate Purchase Price, indicated above for all purposes of the Repurchase Agreement and all calculations and provisions relating to the Maximum Aggregate Purchase Price shall refer to the Temporary Maximum Aggregate Purchase Price, including without limitation, Concentration Limits.

Unless otherwise terminated pursuant to the Repurchase Agreement, this Temporary Increase shall terminate on the expiration date indicated above. Upon the termination of this Temporary Increase, Seller shall repurchase Purchased Assets such that (i) the aggregate outstanding Purchase Price of all Transactions does not exceed the Maximum Aggregate Purchase Price and (ii) the applicable portion of the aggregate outstanding Purchase Price of all Transactions does not exceed any Concentration Limit.

Annex A-1

All terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Repurchase Agreement.

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Agreed and Consented by:

UBS AG, BY AND THROUGH ITS BRANCH OFFICE AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK, as Buyer

By:
Name:
Title:

By:
Name:
Title:

Date: ________________

Annex A-2